Exhibit 10.1
EXECUTION COPY
ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 23, 2010, by and among TRICO MARINE SERVICES, INC., a Delaware corporation (the “Borrower”), TRICO MARINE ASSETS INC., a Delaware corporation (“Trico Assets”), as a Guarantor, and TRICO MARINE OPERATORS, INC., a Louisiana corporation (“Trico Operators”), as a Guarantor, the Lenders party hereto (each, a “Lender” and, collectively, the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.
WITNESSETH:
WHEREAS, the Borrower, Trico Assets, Trico Operators, the Lenders from time to time party thereto, and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of August 29, 2008, and amended by (i) the First Amendment to Credit Agreement, dated as of March 10, 2009, (ii) the Second Amendment to Credit Agreement dated as of May 8, 2009, (iii) the Third Amendment to Credit Agreement dated as of May 14, 2009, (iv) the Fourth Amendment and Consent to Credit Agreement dated as of July 31, 2009, (v) the Fifth Amendment to Credit Agreement dated as of August 5, 2009, (vi) the Sixth Amendment to Credit Agreement dated as of October 30, 2009, (vii) the Seventh Amendment to Credit Agreement dated as of December 22, 2009, (viii) the Eighth Amendment to Credit Agreement dated as of January 15, 2010, (ix) the Ninth Amendment to Credit Agreement dated as of March 15, 2010 and (x) the Tenth Amendment to Credit Agreement dated as of April 16, 2010 (the “Credit Agreement”); and
WHEREAS, subject to the terms and conditions set forth herein, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;
NOW, THEREFORE, it is agreed;
A. Amendment to the Credit Agreement
1. Section 10.05 of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing immediately after the semi-colon (“;”) appearing in Section 10.05(xii), (ii) deleting the period (“.”) appearing at the end of Section 10.05(xiii) and inserting the text “; and” in lieu thereof and (iii) inserting the following new Section 10.05(xiv) in the appropriate order:
“(xiv) the Borrower and its Subsidiaries may make cash capital contributions and/or loans to joint ventures and other Subsidiaries of the Borrower with the written consent of the Administrative Agent in each instance; provided that no such written consent shall be required if the ultimate recipient of the proceeds of any such cash contribution and/or loan is a Credit Party or a Person that is a “Credit Party” under and as defined in the New Trico Shipping Working Capital Facility.”.

B. Miscellaneous Provisions
1. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Amendment Effective Date (as defined herein) before or after giving effect to this Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).
2. This Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.
3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.
4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
5. This Amendment shall become effective on the date (the “Amendment Effective Date”) when (i) the Borrower, the Guarantors and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip (facsimile number: 212-354-8113 / email: myip@whitecase.com) and (ii) the Borrower shall have reimbursed the Administrative Agent for all invoiced out-of-pocket fees and expenses (including, without limitation, the fees and expenses of White & Case LLP).
6. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.
*     *     *

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

TRICO MARINE SERVICES, INC.
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	SVP, CFP, CAO

TRICO MARINE ASSETS INC.
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	SVP, CFP, CAO

TRICO MARINE OPERATORS, INC.
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	SVP, CFP, CAO
Signature Page to Trico $50mm CA Eleventh Amendment

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent
By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

By:	/s/ Martin Kahm
	Name:	Martin Kahm
	Title:	Vice President
Signature Page to Trico $50mm CA Eleventh Amendment

SIGNATURE PAGE TO THE AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG TRICO MARINE SERVICES, INC., TRICO MARINE ASSETS INC., TRICO MARINE OPERATORS, INC., VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

NORDEA BANK NORGE ASA, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

By:	/s/ Martin Kahm
	Name:	Martin Kahm
	Title:	Vice President

Signature Page to Trico $50mm CA Eleventh Amendment